SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              POORE BROTHERS, INC.
                              --------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.
         (1)  Title of each class of securities to which  transaction applies:
         (2)  Aggregate number of securities to which transaction applies:
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined).
         (4)  Proposed maximum aggregate value of transaction:
         (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check  box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
         (1)  Amount previously paid:
         (2)  Form, Schedule, or Registration Statement no.:
         (3)  Filing Party:
         (4)  Date Filed:

                              POORE BROTHERS, INC.
                           2664 SOUTH LITCHFIELD ROAD
                             GOODYEAR, ARIZONA 85338

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 12, 1997

         NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders (the "Annual Meeting") of Poore Brothers, Inc., a Delaware corporation (the "Company"), will be held on Thursday, June 12, 1997, at 3:00 p.m. local time, at the Company's offices located at 3500 South La Cometa Drive, Goodyear, Arizona 85338, for the purpose of considering and voting upon the following:

         (1) A proposal to elect directors of the Company to serve until the 1998 Annual Meeting of Stockholders or until the election and qualification of their respective successors.

         (2) A proposal to amend the Poore Brothers, Inc. 1995 Stock Option Plan to increase the number of shares of the Company's common stock, par value $.01 per share, reserved for issuance thereunder by 500,000 shares, from 1,000,000 to 1,500,000.

         (3) Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         The Board of Directors has fixed April 28, 1997 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed for the Annual Meeting.

                                        By Order of the Board of Directors



                                        Eric J. Kufel
                                        President and Chief Executive Officer
Goodyear, Arizona
April 29, 1997

                                    IMPORTANT

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. HOWEVER, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO PROMPTLY MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED, SELF-ADDRESSED, STAMPED ENVELOPE SO THAT YOUR SHARES OF STOCK MAY BE REPRESENTED AND VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. YOUR PROXY WILL BE RETURNED TO YOU IF YOU SHOULD BE PRESENT AT THE ANNUAL MEETING AND SHOULD REQUEST SUCH RETURN OR IF YOU SHOULD REQUEST SUCH RETURN IN THE MANNER PROVIDED FOR REVOCATION OF PROXIES ON THE INITIAL PAGES OF THE ENCLOSED PROXY STATEMENT. PROMPT RESPONSE BY OUR STOCKHOLDERS WILL REDUCE THE TIME AND EXPENSE OF SOLICITATION.

                              POORE BROTHERS, INC.

                           2664 SOUTH LITCHFIELD ROAD
                             GOODYEAR, ARIZONA 85338

                           ---------------------------

                      PROXY STATEMENT FOR ANNUAL MEETING OF
                    STOCKHOLDERS TO BE HELD ON JUNE 12, 1997

         This Proxy Statement and the accompanying proxy are furnished in connection with the solicitation by the Board of Directors of Poore Brothers, Inc. (the "Company") of proxies for the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), to be held on Thursday, June 12, 1997, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and any adjournment or postponement thereof. This Proxy Statement, the accompanying proxy and the Company's Annual Report to Stockholders for the fiscal year ended December 31, 1996 are being first mailed to the Company's stockholders on or about May 8, 1997.

         All expenses of the Company in connection with this solicitation will be borne by the Company. In addition to the solicitation of proxies by use of the mail, officers, directors and employees of the Company may solicit the return of proxies by personal interview, mail, telephone and/or facsimile. Such persons will not be additionally compensated, but will be reimbursed for out-of-pocket expenses. The Company will also request brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such persons and will reimburse such persons and the Company's transfer agent for their reasonable out-of-pocket expenses in forwarding such material.

         The Annual Report to Stockholders covering the Company's fiscal year ended December 31, 1996 (the "Annual Report"), including audited financial statements, is enclosed herewith. The Annual Report does not form any part of the material for the solicitation of proxies.


                              VOTING AT THE MEETING

         All shares of the Company's common stock, par value $.01 per share (the "Common Stock"), represented at the Annual Meeting by properly executed proxies will be voted in accordance with the instructions indicated thereon unless such proxies previously have been revoked. If any proxies do not contain voting instructions, the shares represented by such proxies will be voted (1) FOR the election of the nominees for director listed below and (2) FOR the amendment of the Poore Brothers, Inc. 1995 Stock Option Plan (the "Stock Option Plan") to increase the number of shares of Common Stock reserved for issuance under the Stock Option Plan by 500,000 shares, from 1,000,000 to 1,500,000. It is not anticipated that any matters other than those set forth in this Proxy Statement will be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the shares represented by all properly executed proxies will be voted in accordance with the judgment of the persons named on such proxies.

         The Company encourages the personal attendance of its stockholders at the Annual Meeting, and execution of the accompanying proxy will not affect a stockholder's right to attend the Annual Meeting and to vote his or her shares in person. Any stockholder giving a proxy has the right to revoke it by: (1) delivering written notice of revocation to: Secretary, Poore Brothers, Inc.,
2664 South Litchfield Road, Goodyear, Arizona 85338, at any time before the proxy is voted; (2) by executing and delivering a later-dated proxy; or (3) by attending the Annual Meeting and voting his or her shares in person. No such notice of revocation or later-dated proxy will be effective, however, until received by the Company at or prior to the Annual Meeting. Such revocation will not affect a vote on any matter taken prior to the receipt of such revocation. Mere attendance at the Annual Meeting will not by itself revoke the proxy.

Record Date And Outstanding Shares

         The Board of Directors has fixed April 28, 1997 as the record date (the "Record Date") for the Annual Meeting. Only holders of record of the outstanding shares of Common Stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. At the close of business on April 28, 1997, 6,986,324 shares of Common Stock were outstanding and entitled to be voted at the Annual Meeting. The Common Stock is the only class of the Company's securities entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter presented to the stockholders.

Quorum And Vote Required

         The presence, in person or by proxy, of a majority of the shares of Common Stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. A proxy submitted by a stockholder may indicate that all or a portion of the shares represented by such proxy are not being voted ("stockholder withholding") with respect to a particular matter. Similarly, a broker may not be permitted to vote stock ("broker non-vote") held in street name on a particular matter in the absence of instructions from the beneficial owner of such stock. The shares subject to a proxy which are not being voted on a particular matter (because of either stockholder withholding or broker non-vote) will not be considered shares entitled to vote on such matter. These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum, unless the proxy indicates that such shares are not being voted on any matter at the Annual Meeting, in which case such shares will not be counted for purposes of determining the presence of a quorum. Assuming the presence of a quorum, the affirmative vote of the holders on the Record Date of a majority of shares of Common Stock represented in person or by proxy at the Annual Meeting is required to approve or ratify each proposal to be presented at the Annual Meeting.


                       PROPOSAL 1 -- ELECTION OF DIRECTORS

         The By-laws of the Company, as amended, provide that the number of directors constituting the Board of Directors shall be determined by resolution of the Board of Directors at any meeting or by the stockholders at the Annual Meeting. The Board of Directors of the Company has set the number of directors comprising the Board of Directors at six.

         The Board of Directors has nominated six persons for election as directors of the Company at the Annual Meeting, each to serve until the 1998 annual meeting of stockholders of the Company and until his successor shall have been duly elected and qualified. All of the nominees, other than Aaron M. Shenkman, are currently serving as Directors of the Company. David J. Brennan, who currently serves on the Board of Directors, is retiring from the Board. Each nominee has consented to be named in this Proxy Statement and to serve if elected. If, prior to the meeting, any nominee should become unavailable to serve for any reason, the shares represented by all properly executed proxies will be voted for such alternate individual as shall be designated by the Board of Directors, unless the Board of Directors shall determine to reduce the number of directors pursuant to the By-laws of the Company.

         The table below sets forth the names and ages of the nominees for director and, if applicable, the year each first became a director of the Company.

                                                      Year First Became a
          Name                       Age            Director of the Company
          ----                       ---            -----------------------
     Mark S. Howells                  43                      1995

     Eric J. Kufel                    30                      1997

     Jeffrey J. Puglisi               38                      1995

     Parris H. Holmes, Jr.            52                      1995

     Robert C. Pearson                61                      1996

     Aaron M. Shenkman                56                      ---

         Set forth below for each person nominated to be a director is a description of all positions held by such person with the Company and the principal occupations of such person during the last five years.

         Mark S. Howells. Mr. Howells has served as Chairman of the Board of the Company since March 1995. For the period from March 1995 to August 1995, Mr. Howells also served as President and Chief Executive Officer of the Company. He has served as the Chairman of the Board of Poore Brothers Southeast, Inc. ("PB Southeast"), a subsidiary of the Company, since its inception in May 1993 and served as its President and Chief Executive Officer from May 1993 to August 1994. Since 1988, Mr. Howells has devoted a majority of his time to serving as the President and Chairman of Arizona Securities Group, Inc., a registered securities broker-dealer.

         Eric J. Kufel. Mr. Kufel has served as President, Chief Executive Officer and a Director of the Company since February 1997. From November 1995 to January 1997, Mr. Kufel was Senior Brand Manager at The Dial Corporation and was responsible for the operating results of Purex Laundry Detergent. From June 1995 to November 1995, Mr. Kufel was Senior Brand Manager for The Coca-Cola Company where he was responsible for the marketing and development of Minute Maid products. From November 1994 to June 1995 Mr. Kufel was Brand Manager for The Coca-Cola Company, and from June 1994 to November 1994, Mr. Kufel was Assistant Brand Manager for The Coca-Cola Company. From January 1993 to June 1994, Mr. Kufel was employed by The Kellogg Company in various capacities including being responsible for introducing the Healthy Choice line of cereal and executing the marketing plan for Kellogg's Frosted Flakes cereal. Mr. Kufel earned a Masters of International Management from the American Graduate School of International Management in December 1992.

         Jeffrey J. Puglisi. Mr. Puglisi has served as a Director of the Company since March 1995. From March 1996 to August 1996, Mr. Puglisi also served as Vice Chairman of the Company. For the period from August 1995 to March 1996, Mr. Puglisi served as Chief Executive Officer of the Company. For the period from March 1995 to August 1995, Mr. Puglisi served as Executive Vice President, Chief Operating Officer, Secretary and Treasurer of the Company. He also served as President, Chief Executive Officer and a Director of PB Southeast from August 1994 to August 1995. Since 1988, Mr. Puglisi has also served as the Senior Vice President of Arizona Securities Group, Inc.

         Parris H. Holmes, Jr. Mr. Holmes has served as a Director of the Company since March 1995. Since August 1, 1996, Mr. Holmes has served as Chairman of the Board and Chief Executive Officer of Billing Information Concepts Corp., a third-party provider of billing clearing house and information services to the telecommunications industry. Prior to August 1996, Mr. Holmes served as Chief

Executive Officer of U.S. Long Distance Corp. ("USLD"). In addition, Mr. Holmes has served as Chairman of the Board of USLD since September 1986. Mr. Holmes is also a member of the Board of Directors of Tanisys Technology, Inc., a developer and marketer of computer peripheral equipment. From 1992 to 1996, Mr. Holmes was a director of Medical Polymers Technologies, Inc., a biomedical firm specializing in the development of polymer-based technologies.

         Mr. Holmes has advised the Company that the staff of the Securities and Exchange Commission (the "Commission") has determined to terminate an investigation of certain transactions in the securities of USLD, which has publicly traded securities. The investigation had concerned whether certain persons had purchased securities while in possession of material non-public information or disclosed this information to others. Mr. Holmes has also advised the Company that on December 18, 1996, the Commission filed a civil injunctive action in federal court alleging that Mr. Holmes failed to file timely twelve reports regarding certain transactions made in 1991 and 1992 in the stock of USLD, as required by Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Mr. Holmes settled this action on December 18, 1996, without admitting or denying the allegations of the complaint, by consenting to the entry of an injunction barring future violations with respect to these requirements and paying a civil penalty of $50,000.

         Robert C. Pearson. Mr. Pearson has served as a Director of the Company since March 1996. Mr. Pearson has been Senior Vice President - Corporate Finance for Renaissance Capital Group, Inc. since April 1997. Previously, Mr. Pearson had been an independent financial and management consultant specializing in investments with emerging growth companies. He has performed services for Renaissance Capital Partners ("RCP") in connection with the Company and other RCP investments. RCP is the operating manager of Renaissance Capital Growth & Income Fund III, Inc. ("Renaissance"), the owner of a 9% Convertible Debenture due July 1, 2002 issued by the Company (a "9% Convertible Debenture"). From 1990 to 1994, Mr. Pearson served as Executive Vice President and Chief Financial Officer of Thomas Group, Inc., a publicly traded consulting firm. Prior to 1990, Mr. Pearson was Vice President - Finance of Texas Instruments, Incorporated.

         Pursuant to a Convertible Debenture Loan Agreement dated May 31, 1995 among the Company, Renaissance and Wells Fargo Equity Capital, Inc. ("Wells Fargo"), so long as the 9% Convertible Debentures issued by the Company have not been fully converted into shares of Common Stock or redeemed or paid by the Company, Renaissance shall be entitled to designate a nominee to the Company's Board of Directors subject to election by the Company's stockholders. Mr. Pearson was designated as a nominee to the Board of Directors by Renaissance.

         Aaron M. Shenkman. Mr. Shenkman has served as the Vice Chairman of Helen of Troy Corp., a distributor of personal care products, since March 1997. From February 1984 to February 1997, Mr. Shenkman was the President of Helen of Troy Corp. From 1993 to 1996, Mr. Shenkman also served as a Director of Craftmade International, a distributor of ceiling fans.

Information Regarding Board of Directors and Committees

         The Board of Directors conducts its business through meetings of the Board of Directors and through its standing committees. To date, the only standing committee is the Audit Committee which is comprised of two Directors, Messrs. Howells and Pearson. The Board of Directors does not currently utilize a Nominating Committee or committee performing similar functions.

         The Audit Committee: (i) makes recommendations to the Board of Directors as to the independent accountants to be appointed by the Board of Directors; (ii) reviews with the independent accountants the scope of their examinations; (iii) receives the reports of the independent accountants for the purpose of reviewing and considering questions relating to their examination and such reports; (iv) reviews, either directly or indirectly or through independent accountants, the internal accounting and auditing procedures of the Company; (v) reviews related party transactions; and
(vi) performs such other functions as may be assigned to it from time to time by the Board of Directors. The Audit Committee was established on October 22, 1996.

         During the fiscal year ended December 31, 1996, the Board of Directors met five times and took actions on eight other occasions by unanimous written consents. During such period, each director attended at least 75% of the meetings of the Board of Directors. There were no meetings of the Audit Committee during 1996; all matters were addressed by the full Board of Directors.

Compensation of Directors

                  Directors of the Company have not to date received any compensation for acting as such. In the future, however, in order to attract and retain highly competent persons as Directors and as compensation for Directors' service on the Board, the Company may, from time to time, grant stock options or issue shares of Common Stock to Directors.

                  Directors are reimbursed for out-of-pocket expenses incurred in attending meetings of the Board of Directors and for other expenses incurred in their capacity as directors.



Election Of Nominees

         Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares of Common Stock, represented in person or by proxy at the Annual Meeting, is required for the election of directors. Shares will be voted for the nominees in accordance with the specifications marked on the proxies applicable thereto, and if no specification is made, will be voted "FOR" the election of the nominees.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" ALL NOMINEES FOR DIRECTOR.

                               EXECUTIVE OFFICERS

The Board of Directors appoints the Company's executive officers. Certain information concerning the Company's executive officers is set forth below, except that information concerning Mr. Kufel is set forth above under "Proposal 1 -- Election of Directors."

         Thomas W. Freeze, age 45, has served as Vice President, Chief Financial Officer, Secretary and Treasurer of the Company since April 1997. From April 1994 to April 1997, Mr. Freeze served as Vice President, Finance and Administration - Retail of New England Business Service, Inc. From October 1989 to April 1994, Mr. Freeze served as Vice President, Treasurer and Secretary of 0New England Business Service, Inc.

         Scott D. Fullmer, age 33, has served as Vice President - Sales and Marketing of the Company since February 1997. From September 1993 to February 1997, Mr. Fullmer served in various capacities with The Dial Corporation, including Senior Brand Manager, where he was responsible for managing the sales and advertising for Dial Soap. From February 1992 to September 1993, Mr. Fullmer was Product Manager for Sara Lee Corp. From April 1989 to February 1992, Mr. Fullmer served in various capacities with Borden, Inc. including Product Manager, Snack Foods, where he was responsible for managing the merchandising of selected snack food products including potato chips. From May 1986 to April 1989, Mr. Fullmer was in sales management at Frito Lay, Inc.

         Glen E. Flook, age 38, has served as Vice President - Manufacturing since March 1997. From January 1994 to February 1997, Mr. Flook was employed by The Dial Corporation as a Plant Manager for a manufacturing operation that generated $40 million in annual revenues. From January 1983 to January 1994, Mr. Flook served in various capacities with Frito-Lay, Inc., including Plant Manager and Production Manager.

         James M. Poore, age 49, has served as a Vice President of the Company since June 1995. Mr. Poore co-founded Poore Brothers Foods, Inc. in 1986 and served as its Vice President, Secretary, Treasurer and Director until the PB Acquisition (as hereinafter defined) in May 1995. In addition, Mr. Poore served as the Secretary and a Director of Poore Brothers Distributing, Inc., a subsidiary of the Company, from January 1990 to May 1995, and as Chairman of the Board and a Director of Poore Brothers of Texas, Inc., a subsidiary of the Company, from May 1991 to May 1995. In 1983, he co-founded Groff's of Texas, Inc., a potato chip manufacturer in Brookshire, Texas, and served as its President until January 1986.

         Wendell T. Jones, age 56, has been the Director of Sales - Arizona and California since February 1997. Previously, Mr. Jones was National Sales Manager of the Company from January 1996 to February 1997. From 1969 to 1996, Mr. Jones served in various capacities at Frito-Lay, Inc., including Director of Sales, Operations Manager and Manager - Trade Development.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth certain information regarding compensation paid during each of the Company's last two fiscal years, as applicable, to the Company's Chief Executive Officers and those other executive officers of the Company whose salary and bonuses, if any, exceeded $100,000 for the Company's fiscal year ended December 31, 1996.


                           SUMMARY COMPENSATION TABLE

                                             Annual Compensation                   Long Term Compensation
                                    ----------------------------------      -------------------------------------
                                                                                     Awards               Payouts
                                                                             -----------------------      -------
                                                                            Restricted
        Name and                                          Other Annual        Stock                         LTIP        All Other
   Principal Position      Year(1)     Salary    Bonus    Compensation        Awards         Options       Payouts     Compensation
   ------------------      -------     ------    -----    ------------        ------         -------       -------     ------------
David J. Brennan (2)         1996     $ 96,154     ---      $ 4,016(5)         ---          130,000(6)       ---           ---
  President, Chief           1995       ---        ---          ---            ---            ---            ---           ---
  Executive Officer and
  Director
Jeffrey J. Puglisi (3)        1996      ---        ---          ---            ---          110,000          ---           ---
  Chief Executive Officer,    1995      ---        ---          ---            ---          275,000          ---           ---
  Executive Vice President,
  Chief Operating Officer,
  Secretary, Treasurer,
  Vice Chairman and
  Director
Jeffrey H. Strasberg (4)      1996    100,750      ---         2,550(5)        ---            ---            ---           ---
  Vice President, Chief       1995     38,675      ---           ---           ---         83,333(7)         ---           ---
  Financial Officer,
  Secretary and Treasurer

-------------------
(1)  The Company was incorporated in February 1995.
(2) Mr. Brennan served as the Company's President and Chief Executive Officer from March 1996 to February 1997. He has also served as a Director of the Company since March 1996.
(3) Mr. Puglisi served as the Company's Chief Executive Officer from August 1995 to March 1996, and as Vice Chairman from March 1996 to August 1996. From March 1995 to August 1995, Mr. Puglisi also served as Executive Vice President, Chief Operating Officer, Secretary and Treasurer of the Company. Mr. Puglisi has served as a Director of the Company since March 1995.
(4) Mr. Strasberg served as Vice President, Chief Financial Officer, Secretary and Treasurer from July 1995 to April 1997.
(5) Represents the value of a company vehicle provided to Mr. Brennan for his exclusive use and a car allowance provided to Mr. Strasberg.
(6) Excludes options to purchase 200,000 shares of Common Stock that were granted to Mr. Brennan in 1996 and were canceled in February 1997 in connection with his resignation as President and Chief Executive Officer of the Company.
(7) Excludes options to purchase 41,667 shares of Common Stock that were granted to Mr. Strasberg in 1995 and were canceled in March 1997 in connection with his resignation as Vice President, Chief Financial Officer, Secretary and Treasurer of the Company.

         The following tables set forth information concerning stock options granted during the fiscal year ended December 31, 1996 for the individuals shown in the Summary Compensation Table. Stock appreciation rights were not granted in connection with any such stock options during the fiscal year ended December 31, 1996.


                        OPTION GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)

                                Number of Shares of             Percent of Total Options
                              Common Stock Underlying        Granted to Employees in Fiscal     Exercise Price
         Name                     Options Granted                       Year (1)                  per Share         Expiration Date
         ----                  --------------------          ------------------------------     --------------     -----------------
David J. Brennan...........         100,000(1)                             23%                      $1.25            March 29, 2001
                                     30,000                                 7                        3.50          October 22, 2001
Jeffrey J. Puglisi.........         100,000                                23                        1.25             March 1, 2006
                                     10,000                                 2                        3.50          October 22, 2006

------------------
(1) Excludes options to purchase 200,000 shares of Common Stock that were canceled in February 1997 upon Mr. Brennan's resignation as President and Chief Executive Officer of the Company.


               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR END OPTION VALUES

                                                      Number of Shares of Common
                                                     Stock Underlying Unexercised                 Value of Unexercised
                                                             Options at                          In-the-Money Options at
                      Name                                December 31, 1996                       December 31, 1996 (3)
                      ----                       ------------------------------------     -----------------------------------
                                                    Exercisable      Unexercisable           Exercisable     Unexercisable
                                                    -----------      -------------           -----------     -------------
David J. Brennan (1)..................                30,000            100,000                 11,250          $262,500
Jeffrey J. Puglisi....................               385,000             -----               1,034,352            ------
Jeffrey H. Strasberg (2)..............                41,667             41,666                116,380           116,377

------------------------

    (1) Excludes options to purchase 200,000 shares of Common Stock that were canceled in February 1997 in connection with Mr. Brennan's resignation as President and Chief Executive Officer of the Company.
    (2) Excludes options to purchase 41,666 shares of Common Stock that were canceled in March 1997 in connection with Mr. Strasberg's resignation as Vice President, Chief Financial Officer, Secretary and Treasurer of the Company.
    (3) Value is the difference between the market value of the Company's Common Stock on December 31, 1996, which was $3.875 per share, and the exercise price.

Employment Agreements

         Mr. Eric J. Kufel was appointed as President and Chief Executive Officer and elected to the Board of Directors of the Company effective February 3, 1997. Mr. Kufel is employed under an "at will" employment agreement which provides for a base salary of $115,000 per year, use of a Company vehicle and participation in Company bonus plans, the terms of which are yet to be determined. Mr. Kufel's salary is subject to increases at the discretion of the Company's Board of Directors. Pursuant to his employment agreement, Mr. Kufel was granted options to purchase 300,000 shares of Common Stock at a price of $3.5625 per share. The options vest over a three year period and expire five years from the date of grant. Mr. Kufel's employment agreement contains a non-competition covenant.

         In addition to Mr. Kufel, certain other executive officers of the Company have entered into employment agreements with the Company.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On January 23, 1995, PB Southeast entered into an agreement with Parris
H. Holmes, Jr., a Director of the Company, pursuant to which PB Southeast borrowed $140,000 from Mr. Holmes, evidenced by three 7% promissory notes with an aggregate principal amount of $140,000, which loan was repaid by the Company on June 1, 1995. In connection with that transaction, Mr. Holmes purchased shares of common stock of PB Southeast for $280. In May 1995, such shares of PB Southeast common stock were converted into 420,000 shares of Common Stock of the Company. Mr. Holmes also provided certain consulting services to the Company in 1995 at a cost to the Company of $35,000.

         In May 1995, in connection with the PB Acquisition, the Company issued 423,137 and 403,138 shares of Common Stock to Messrs. Howells and Puglisi, respectively, in exchange for shares of capital stock of PB Southeast owned by such persons.

         In connection with the acquisition by the Company of its operating subsidiaries on May 31, 1995 (the "PB Acquisition"), the Company issued an aggregate of 300,000 shares of its Common Stock to James Poore, Donald Poore and Amelia Poore (the "Poores"). Through May 31, 1998, the Company has the right to repurchase all of these shares at any time for $500,000 ($1.67 per share). Additionally, in connection with PB Acquisition, the Company issued to the Poores a Promissory Note due May 31, 2000 in the principal amount of $500,000, which was repaid by the Company on February 28, 1997. The Promissory Note accrued interest at a rate equal to the prime rate of Bank One, Arizona N.A. plus 1-3/4% per annum. The remaining $3,228,061 of the acquisition price for the PB Acquisition was paid by the Company in cash.

         To finance the PB Acquisition, in May 1995 the Company issued an aggregate of $2,700,000 of the 9% Convertible Debentures to Renaissance and Wells Fargo. In connection with the initial public offering of the Company's Common Stock, which was consummated in December 1996 (the "IPO"), Renaissance and Wells Fargo converted a total of $400,409 of the principal amount of the 9% Convertible Debentures into 367,348 shares of Common Stock (at a conversion rate of $1.09 per share). Such shares of Common Stock were sold by Renaissance and Wells Fargo in connection with the IPO. The remaining principal amount of the outstanding 9% Convertible Debentures is convertible into an aggregate of 2,109,717 shares of Common Stock. Also in connection with the PB Acquisition, in May 1995 the Company sold 1,663,723 shares of its Common Stock through a private placement for aggregate consideration of $1,799,982 (approximately $1.08 per share). Arizona Securities Group, Inc., of which Mark S. Howells and Jeffrey J. Puglisi are principals, acted as the placement agent for these transactions and received $120,000 in sales commissions and $22,000 as reimbursement of expenses in connection with the private placement.

         In March 1996, the Company engaged in a private placement pursuant to which it issued 750,000 shares of Common Stock to a group of investors for aggregate consideration of $937,500 ($1.25 per share). Arizona Securities Group, Inc. acted as the placement agent and received $46,875 in sales commissions in connection with the private placement.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of the Record Date by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director and nominee for director of the Company, (iii) each executive officer of the Company listed in the Summary Compensation Table set forth in "Executive Compensation" above, and (iv) all executive officers and directors of the Company as a group, as of the Record Date.

                                                                       Amount and Nature of
                                                                     Beneficial Ownership of      Percent of Shares of Common
               Name of Beneficial Owner                                  Common Stock (1)         Stock Beneficially Owned (2)
               ------------------------                                  ----------------         ----------------------------
Mark S. Howells............................................               748,137(3)(11)                      10.1%
   2390 E. Camelback Road
   Suite 203
   Phoenix, AZ 85016
Eric J. Kufel..............................................                     0(4)                           0
   2664 South Litchfield Road
   Goodyear, AZ 85338
Jeffrey J. Puglisi.........................................               810,001(5)(11)                      11.0
   2390 E. Camelback Road
   Suite 203
   Phoenix, AZ 85016
David J. Brennan...........................................               330,000(6)(11)                       4.6
   2664 South Litchfield Road
   Goodyear, AZ 85338
Parris H. Holmes, Jr.......................................               423,500(7)(11)                       6.0
   9311 San Pedro Street
   Suite 300
   San Antonio, TX 78216
Robert C. Pearson..........................................                     0                              0
   8080 North Central Expressway
   Suite 210/LB59
   Dallas, TX 75206
Aaron M. Shenkman..........................................                     0                              0
   716 Gary Lane
   El Paso, TX 79922
Jeffrey H. Strasberg.......................................               108,333(8)(11)                       1.5
   2664 South Litchfield Road
   Goodyear, AZ 85338
Renaissance Capital Growth & Income Fund III, Inc..........             1,640,891(9)                          19.0
   8080 North Central Expressway
   Suite 210/LB59
   Dallas, TX 75206
Wells Fargo Equity Capital, Inc............................               468,826(9)                           6.3
   One Montgomery Street
   West Tower, Suite 2530
   San Francisco, CA 94104
All executive officers and directors as                                 2,462,938                             31.0
a group (6 persons) (10)...................................

(1) Unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares reported.
(2) Shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the ownership percentage of any other person shown in the table. On the Record Date, the date as of which these percentages are calculated, there were 6,986,324 shares of Common Stock issued and outstanding.
(3) Excludes 40,000 shares of Common Stock held of record by trusts with Jeannie L. Howells, the former wife of Mr. Howells, for the benefit of Mr. Howells' children. Includes 385,000 shares of Common Stock that Mr. Howells has the right to acquire upon the exercise of stock options granted outside of the Stock Option Plan which are exercisable within 60 days.
(4) Excludes 300,000 shares of Common Stock issuable upon the exercise of stock options which have not yet vested and which are not exercisable within 60 days.
(5) Includes 385,000 shares of Common Stock that Mr. Puglisi has the right to acquire upon the exercise of stock options granted outside of the Stock Option Plan which are exercisable within 60 days.
(6) Includes 130,000 shares of Common Stock that Mr. Brennan has the right to acquire upon the exercise of stock options granted pursuant to the Stock Option Plan which are exercisable within 60 days.
(7) Includes 15,500 shares held for the benefit of a minor child of Mr. Holmes and 24,000 shares held by his spouse for which shares Mr. Holmes may be deemed to be the "beneficial owner" for purposes of Rule 13d-3 under the Exchange Act. Includes 50,000 shares of Common Stock that Mr. Holmes has the right to acquire upon the exercise of stock options granted outside of the Stock Option Plan which are exercisable within 60 days.
(8) Includes 83,333 shares that Mr. Strasberg has the right to acquire upon the exercise of stock options granted pursuant to the Stock Option Plan which are exercisable within 60 days.
(9) Reflects shares of Common Stock that would be issued to these parties upon the conversion of the 9% Convertible Debentures issued by the Company to these parties, assuming that such conversion was effected at the conversion price. Russell Cleveland exercises control over the 9% Convertible
     Debenture owned by Renaissance. Richard K. Green is the designated representative of Wells Fargo and, as such, exercises control over the 9% Convertible Debenture held by Wells Fargo. Renaissance and Wells Fargo have entered into agreements with Paradise Valley Securities, Inc., the underwriter of the IPO (the "Underwriter"), pursuant to which they agreed not to convert their respective 9% Convertible Debentures into shares of Common Stock prior to January 1, 1998, without the prior written consent of the Underwriter.
(10) Includes (i) 951,000 shares of Common Stock which are issuable upon the exercise of stock options which are exercisable within 60 days (131,000 of which were granted pursuant to the Stock Option Plan and 820,000 of which were granted outside of the Stock Option Plan), and (ii) 39,500 shares of Common Stock that may be deemed to be beneficially owned as described in
     (7) above. Excludes 577,000 shares of Common Stock issuable upon the exercise of stock options which have not yet vested and which are not exercisable within 60 days.
(11) Messrs. Howells, Puglisi, Brennan, Holmes and Strasberg have entered into agreements with the Company pursuant to which they agreed not to exercise their respective stock options that were exercisable on December 6, 1996 prior to December 6, 1997, except the exercise of the options by their estates in the event of their death or, in the case of officers, upon the termination of their employment with the Company. Furthermore, with respect to such stock options exercised by officers after a termination of employment, such officers have agreed not to transfer any of the shares issued upon such exercise prior to December 6, 1997. Such persons have also entered into agreements with the Underwriter pursuant to which they agreed not to sell, prior to June 6, 1997, any shares of Common Stock owned by them without the prior written consent of the Underwriter.


      PROPOSAL 2 - AMENDMENT OF THE POORE BROTHERS, INC. 1995 STOCK OPTION
       PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 500,000 SHARES, FROM 1,000,000 TO 1,500,000

         In May 1995, the Board of Directors of the Company adopted the Poore Brothers, Inc. 1995 Stock Option Plan (the "Stock Option Plan"), which was subsequently approved by the Company's stockholders. The Stock Option Plan permits the grant of "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"), as well as non-qualified stock options. The Stock Option Plan originally provided for the issuance of options to purchase up to 300,000 shares of Common Stock. The Stock Option Plan was amended, effective August 30, 1996, pursuant to which the number of shares of Common Stock reserved for issuance under the Stock Option Plan was increased to 1,000,000 shares. As of April 28, 1997, options to purchase an aggregate of 933,336 shares of Common Stock were granted and outstanding under the Stock Option Plan and a total of 66,664 shares of Common Stock remained available for future grants under the Stock Option Plan. In order to provide for sufficient shares of Common Stock for future grants, the Board of Directors has amended the Stock Option Plan, subject to stockholder approval, to provide that the number of shares of Common Stock reserved for issuance under the Stock Option Plan be increased by 500,000 shares, from 1,000,000 to 1,500,000. The Stock Option Plan, as so amended, is hereby submitted to stockholders of the Company for approval.

Approval of the Amendment to the Stock Option Plan

         Assuming the presence of a quorum, the proposal to approve the above-described amendment to the Stock Option Plan requires the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting. Shares will be voted for or against such approval in accordance with the specifications marked on the proxies applicable thereto, and if no specification is made, will be voted "FOR" approval of the amendment to the Stock Option Plan.


         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE AMENDMENT TO THE STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 500,000 SHARES, FROM 1,000,000 TO 1,500,000.

         A general description of the basic features of the Stock Option Plan is set forth below. Such description is qualified in its entirety by reference to the full text of the Stock Option Plan, a copy of which may be obtained without charge upon written request to: Secretary, Poore Brothers, Inc., 2664 South Litchfield Road, Goodyear, Arizona 85338.

Purpose

         The purpose of the Stock Option Plan is to provide incentives which will attract and retain highly competent persons as directors, officers and key employees of the Company and its subsidiaries by providing them with opportunities to acquire shares of Common Stock.

Administration

         The Stock Option Plan is administered by the Board of Directors or a committee appointed by the Board of Directors (a "Stock Option Committee"), which determines the persons to whom options are granted, and the number and terms of the options, including the exercise price. The Stock Option Plan is currently being administered by the Board of Directors and no Stock Option Committee has been appointed to date.

Eligibility; Grant of Awards

         Pursuant to the Stock Option Plan, directors, officers and key employees of the Company or its subsidiaries who have been selected by the Board of Directors or the Stock Option Committee as participants are eligible to receive grants of stock options under the Stock Option Plan. The Company and its subsidiaries currently have approximately 135 persons who are so eligible (comprising all employees and directors).

         All options granted under the Stock Option Plan are evidenced by written option agreements between the option holders and the Company. Option holders have no voting, dividend, or other rights of stockholders with respect to shares of Common Stock covered by their options prior to exercising such options and becoming the holders of record of shares of Common Stock. No options may be exercisable earlier than six months after the date of grant and no options may have a term longer than ten years. Certain outstanding options provide for full vesting upon a change of control of the Company. With respect to future option grants, the Board of Directors and the Stock Option Committee retain the right to provide for full vesting upon a change of control of the Company.

         The Stock Option Plan authorizes the grant of both incentive stock options ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options ("NQSOs"); provided, however, that ISOs may only be granted to participants who are employees of the Company on the date of grant. The exercise price of the stock options will be determined by the Board of Directors or the Stock Option Committee when the stock options are granted, subject to a minimum price (i) in the case of ISOs of the fair market value of the Common Stock at the time of the grant and (ii) in the case of NQSOs of 85% of the fair market value of the Common Stock at the time of the grant, each as determined in accordance with the Stock Option Plan. Payment for shares of Common Stock acquired pursuant to a stock option granted under the Stock Option Plan is to be made in cash. Payment may also be made by any other method established by the Board of Directors or the Stock Option Committee including, without limitation, the tendering of previously owned shares of Common Stock.

Shares Available; Nontransferability of Stock Options

         1,000,000 shares of Common Stock are currently reserved for issuance under the Stock Option Plan. If the amendment to increase the number of shares reserved for issuance under the Stock Option Plan is approved by the stockholders, the number of shares of Common Stock reserved for issuance under the Stock Option Plan will be increased by 500,000 shares to 1,500,000. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Stock Option Plan. Generally, no award or any right or interest therein is assignable or transferable.

Effect of Reorganization, Merger, Etc.

         Shares as to which awards may be granted under the Stock Option Plan, and shares then subject to awards, will be adjusted by the Board of Directors or the Stock Option Committee in the event of a change in the number of issued and outstanding shares of Common Stock without new consideration to the Company
(such as by stock dividend, stock split, recapitalization, reorganization, exchange of shares, liquidation, combination or other changes in corporate structure affecting the Common Stock).

         In the case of any sale of assets, merger, consolidation, combination or other corporate reorganization or restructuring of the Company with or into another corporation that results in the outstanding Common Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof, any participant to whom a stock option has been granted will have the right upon exercise of the option in whole or in part, to receive the Acquisition Consideration (as defined below) receivable upon consummation of the transaction by a holder of the number of shares of Common Stock which might have been obtained upon exercise of the stock option or portion thereof, as the case may be, immediately prior to the Acquisition. The term "Acquisition Consideration" means the kind and amount of securities, cash or other property or any combination thereof receivable in respect of one share of Common Stock upon consummation of the transaction. In the case of any other merger, consolidation, sale of assets, acquisition of property or stock, recapitalization or similar occurrence resulting in changes in the Common Stock, the Board of Directors or the Stock Option Committee may authorize the issuance, continuation or assumption or stock options or provide for other equitable adjustments as it shall deem equitable and appropriate.

Amendment and Termination of the Stock Option Plan

         The Board of Directors may amend or terminate the Stock Option Plan at any time but may not, without the approval of the stockholders, make any amendment to the Stock Option Plan which shall (i) materially increase the total number of shares of Common Stock which may be issued under the Stock Option Plan; (ii) materially increase the amount or type of stock options that may be granted under the Stock Option Plan; (iii) materially modify the requirements as to eligibility for stock options under the Stock Option Plan; or (iv) extend the term of the Stock Option Plan.

Certain Federal Income Tax Considerations

         The following is intended only as a general guide as to certain federal income tax consequences under current law for participants in the Stock Option Plan and does not attempt to describe all potential tax consequences. Furthermore, tax consequences are subject to change and a taxpayer's particular situation may be such that some variation of the described rules is applicable. Accordingly, each participant has been advised to consult his or her own tax advisor with respect to the tax consequences of participating in the Stock Option Plan.

         No tax obligation will arise for the optionee or the Company upon the granting of either ISOs or NQSOs under the Stock Option Plan. Upon exercise of a NQSO, an optionee will recognize ordinary income in an amount equal to the excess, if any, of the fair market value on the date of exercise of the Common Stock acquired over the exercise price of the stock option. The Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee. Any additional gain or loss realized by an optionee on disposition of the Common Stock generally will be capital gain or loss to the optionee and will not result in any additional tax deduction to the Company. Because a NQSO cannot be exercised prior to six months from the date of grant, the taxable event arising from exercise of NQSOs by officers of the Company subject to Section 16(b) of the Exchange Act occurs on the date the stock option is exercised. The income recognized at the end of any deferred period will include any appreciation in the value of the Common Stock during that period, and the capital gain holding period of the Common Stock for purposes of obtaining long-term capital gain treatment will not begin until the completion of such period.

         Upon the exercise of an ISO, an optionee recognizes no immediate taxable income. The tax cost is deferred until the optionee ultimately sells the underlying shares of Common Stock. If the optionee does not dispose of the option shares within two years from the date the stock option was granted and within one year after the exercise of the stock option ("holding periods"), and the option is exercised no later than three months after the termination of the optionee's employment, the gain on the sale will be treated as a long-term capital gain. Subject to the limitations in the Stock Option Plan, certain of these holding periods and employment requirements are liberalized in the event of the optionee's death or disability while employed with the Company. The Company is not entitled to any tax deduction, except that if the stock is disposed of prior to satisfying the holding periods described above, the gain on the sale of such Common Stock equal to the lesser of (i) the fair market value of the Common Stock on the date of exercise minus the option price or (ii) the amount realized on disposition minus the option price will be taxed to the optionee as ordinary income and the Company will be entitled to a deduction in the same amount. Any additional gain or loss recognized by an optionee upon disposition of shares prior to the expiration of the holding period outlined above generally will be capital gain or loss to the optionee and will not result in any additional tax deduction to the Company. The "spread" between the fair market value of the option stock and option price upon exercise of an ISO is an item of adjustment used in the computation of the "alternative minimum tax" of the optionee under the Code. The tax benefits which might otherwise accrue to an optionee may be affected by the imposition of such tax if applicable in the optionee's individual circumstances.

Awards Under the Stock Option Plan

         The following table presents information with respect to the dollar value and the number of awards outstanding as of April 15, 1997 under the Stock Option Plan:

                                                                                            Number of
                                                                                     Shares of Common Stock
                                                                  Value of Stock         Underlying Stock
                             Participant                           Options (1)            Options Granted
                             -----------                           -----------            ---------------
        Mark S. Howells....................................            ---                         0 (2)
        Eric J. Kufel......................................            (3)                   300,000
        Jeffrey J. Puglisi.................................            ---                         0 (4)
        David J. Brennan...................................         $168,750                 130,000
        Parris H. Holmes, Jr...............................            ---                         0 (5)
        Robert C. Pearson..................................            ---                         0
        Aaron M. Shenkman..................................            ---                         0
        All current executive officers, as a group.........           12,875                 578,000
        All current directors who are not executive
        officers, as a group...............................          168,750                 130,000 (6)
        All employees, including all current officers who
        are not executive officers, as a group.............          347,752                 225,336

(1) The difference between the aggregate option exercise price and the market value of the underlying shares at April 15, 1997 ($2.9375 per share).
(2) Although Mr. Howells has not been granted any stock options under the Stock Option Plan, he has been granted Non-Plan Options (as defined below) to purchase (i) 275,000 shares of Common Stock at an exercise price of $1.082 per share, (ii) 100,000 shares of Common Stock at an exercise price of $1.250 per share and (iii) 10,000 shares of Common Stock at an exercise price of $3.50 per share.
(3) Option exercise price is greater than the market value of the underlying shares at April 15, 1997.
(4) Although Mr. Puglisi has not been granted any stock options under the Stock Option Plan, he has been granted Non-Plan Options to purchase (i) 275,000 shares of Common Stock at an exercise price of $1.082 per share, (ii) 100,000 shares of Common Stock at an exercise price of $1.250 per share and
     (iii) 10,000 shares of Common Stock at an exercise price of $3.50 per share.
(5) Although Mr. Holmes has not been granted any stock options under the Stock Option Plan, he has been granted Non-Plan Options to purchase 50,000 shares of Common Stock at an exercise price of $1.082 per share.
(6) In addition, such persons have been granted Non-Plan Options to purchase a total of 820,000 shares of Common Stock with an average exercise price of $1.18 per share.

New Plan Benefits

         Because the Stock Option Plan is a discretionary plan, it is not possible to determine what awards the Board of Directors or the Stock Option Committee will grant under the Stock Option Plan in the future.

Stock Options Granted Outside of the Stock Option Plan

         In addition to stock options granted under the Stock Option Plan, the Company has granted stock options to Messrs. Puglisi, Howells and Holmes which do not fall under the Stock Option Plan ("Non-Plan Options"). As of April 15, 1997, Non-Plan Options to purchase 820,000 shares of Common Stock were outstanding, with an average exercise price of $1.18 per share. The Non-Plan Options vested on their respective dates of grant, expire ten years from the date of grant and do not terminate if such persons cease to be Directors of the Company.

                COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

         Paragraph Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by Commission regulation to furnish the Company with copies of all
Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations, during the fiscal year ended December 31, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with, except that the Form 3's (Initial Statements of Beneficial Ownership of Securities) of the officers, directors and greater than 10% beneficial owners at the time of the consummation of the IPO (including Mark S. Howells, Jeffrey J. Puglisi, David J. Brennan, Parris H. Holmes, Jr., Robert C. Pearson, Jeffrey H. Strasberg, James M. Poore, Kenneth Charbonneau, Michael J. DePinto, Wendell T. Jones, Renaissance and Wells Fargo) were filed shortly after the effective date of the IPO.


                  STOCKHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

         Proposals of stockholders intended to be presented at the 1998 Annual Meeting of Stockholders should be submitted by certified mail, return receipt requested, and must be received by the Company at its principal executive offices in Goodyear, Arizona on or before December 31, 1997, to be eligible for inclusion in the Company's proxy statement relating to that meeting.


                                  ANNUAL REPORT

         A copy of the Company's Annual Report, which includes a copy of Form 10-KSB for the fiscal year ended December 31, 1996, accompanies this Proxy Statement. The Company will provide copies of any exhibits to the Form 10-KSB to each stockholder of record as of the Record Date, upon request of such person and such person's payment of the Company's reasonable expenses of furnishing such exhibit.

                                 OTHER BUSINESS

         The Board of Directors does not know of any business to be brought before the Annual Meeting other than the matters described in the Notice of Annual Meeting. However, if any other matters are properly presented for action, it is the intention of each person named in the accompanying proxy to vote said proxy in accordance with his judgment on such matters.

         The Company's principal executive offices are located at 2664 South Litchfield Road, Goodyear, Arizona 85338, and the Company's telephone number is
(602) 925-0731.

                                        By Order of the Board of Directors


                                        Eric J. Kufel
                                        President and Chief Executive Officer

Goodyear, Arizona
April 29, 1997


         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING AND DESIRE THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                      Appendix A
                                                             (EDGAR Filing only)

                   POORE BROTHERS, INC. 1995 STOCK OPTION PLAN


                  1. Purpose.  The Poore  Brothers,  Inc. 1995 Stock Option Plan
(the "Plan") is intended to provide incentives which will attract and retain highly competent persons as directors, officers and key employees of Poore Brothers, Inc. (the "Company") and its subsidiaries by providing them opportunities to acquire shares of Common Stock, par value $.01 per share ("Common Stock"), of the Company.

                  2. Administration. The Plan will be administered by a committee of the Board of Directors (the "Committee") which shall be comprised of one or more directors who shall be ineligible to receive options while serving as a member of the Committee; provided, however, that if the Common Stock of the Company becomes registered under the Securities Exchange Act of 1934, as amended (the "1934 Act"), members of the Committee must qualify as disinterested persons within the meaning of Rule 16b-3 under the 1934 Act. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for proper administration of the Plan and to make such determinations and interpretations and to take such action in connection with the Plan as it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all participants and their legal representatives. No member of the Board, no member of the Committee and no employee of the Company or its subsidiaries shall be liable for any act or failure to act hereunder, by any other member or employee or by an agent to whom duties in connection with the administration of this Plan have been delegated or, except in circumstances involving his bad faith, gross negligence or fraud, for any act or failure to act by the member or employee.

                  3. Participants. Participants will consist of such directors, officers and key employees of the Company or its subsidiaries as the Committee in its sole discretion determines to be significantly responsible for the success and future growth and profitability of the Company and whom the Committee may designate from time to time to receive Stock Options under the Plan. Designation of a participant in any year shall not require the Committee to designate such person to receive a Stock Option in any other year or, once designated, to receive the same type or amount of Stock Option as granted to the participant in any year. The Committee shall consider such factors as it deems pertinent in selecting participants and in determining the type and amount of their respective Stock Options.

                  4. Shares Reserved under the Plan. One Million (1,000,000) shares of authorized but unissued shares of Common Stock are reserved for issue and may be issued in connection with Stock Options granted under the Plan. Any shares subject to Stock Options or issued under such options may thereafter be subject to new options under this Plan if there is a lapse, expiration or termination of any such options prior to issuance of the shares or if shares are issued under such options and thereafter are reacquired by the Company pursuant to rights reserved by the Company upon issuance thereof, subject to any Securities and Exchange Commission rules regarding the availability of such shares, if applicable.

                  5. Stock Options. Stock Options will consist of awards from the Company, in the form of agreements, which will enable the holder to purchase a specific number of shares of Common Stock, at set terms and at a fixed purchase price, subject to adjustment as hereinafter provided. Stock Options may be "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code ("Incentive Stock Options") or Stock Options which do not constitute Incentive Stock Options ("Nonqualified Stock Options"). The Committee will have the authority to grant to any participant one or more Incentive Stock Options, Nonqualified Stock Options, or both types of Stock Options. Each

Stock Option shall be subject to such terms and conditions consistent with the Plan as the Committee may impose from time to time, subject to the following limitations:

                           a)  Exercise   Price.   Each  Stock  Option   granted
hereunder shall have such per-share exercise price as the Committee may determine at the date of grant; provided, however, that the per-share exercise price for Incentive Stock Options shall not be less than 100% of the Fair Market Value of the Common Stock on the date the option is granted; and provided, further, that the per-share exercise price for Nonqualified Stock Options shall not be less than 85% of the Fair Market Value of the Common Stock on the date the option is granted.

                           b) Payment of  Exercise  Price.  The option  exercise
price may be paid by check or, in the discretion of the Committee, by the delivery of shares of Common Stock, or a combination thereof, or such other consideration as the Committee may deem appropriate.

                           c) Exercise  Period.  Stock Options granted under the
Plan shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee; provided, however, that no Stock Options shall be exercisable earlier than six months after the date they are granted. In addition, Stock Options shall not be exercisable later than ten years after the date they are granted. All Stock Options shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in such Stock Option at the date of grant.

                           d) Limitations on Incentive Stock Options.  Incentive
Stock Options may be granted only to participants who are employees of the Company or one of its subsidiaries (within the meaning of Section 424(f) of the Internal Revenue Code) at the date of grant. The aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under all option plans of the Company) shall not exceed $100,000.00. Incentive Stock Options may not be granted to any participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, unless the option price is fixed at not less than 110% of the Fair Market Value of the Common Stock on the date of grant and the exercise of such option is prohibited by its terms after the expiration of five years from the date of grant of such option.

                  6. Adjustment Provisions.

                           a) If the Company shall at any time change the number
of issued shares of Common Stock without new consideration to the Company (such as by stock dividend, stock split, recapitalization, reorganization, exchange of shares, liquidation, combination or other change in corporate structure affecting the Common Stock), the total number of shares available for Stock Options under this Plan shall be appropriately adjusted and the number of shares covered by each outstanding Stock Option and the reference price shall be adjusted so that the net value of such Stock Option shall not be changed.

                                    (1)  In the  case  of any  sale  of  assets,
merger, consolidation, combination or other corporate reorganization or restructuring of the Company with or into another corporation which results in the outstanding Common Stock being converted into or exchanged for different securities, cash or other property, or any combination thereof (an "Acquisition"), subject to the provisions of this Plan and any limitation applicable to the Stock Option, any participant to whom a Stock Option has been granted shall have the right thereafter and during the term of the Stock Option, to receive upon exercise thereof in whole or in part the Acquisition Consideration (as defined below) receivable upon the Acquisition by a holder of the number of shares of Common Stock which might have been obtained upon exercise of the Stock Option or portion thereof, as the case may be, immediately prior to the Acquisition.

                  The term "Acquisition Consideration" shall mean the kind and amount of securities, cash or other property or any combination thereof receivable in respect of one share of Common Stock upon consummation of an Acquisition.

                           (b) Notwithstanding any other provision of this Plan,
the Committee may authorize the issuance, continuation or assumption of Stock Options or provide for other equitable adjustments after changes in the Common Stock resulting from any other merger, consolidation, sale of assets, acquisition of property or stock, recapitalization reorganization or similar occurrence upon such terms and conditions as it may deem equitable and appropriate.

                  7. Nontransferability.

                           a) Each  Stock  Option  granted  under  the Plan to a
participant shall not be transferable and shall be exercisable, during the participant's lifetime, only by the participant.

                           b) If the  participant  shall  cease  to be  either a
director or a regular full-time employee of the Company or its subsidiaries for any reason other than a termination for cause or a termination by reason of death, any unexercised portion of said Stock Option shall terminate sixty (60) days after the date of the termination of employment, or upon the expiration of the Stock Option, whichever shall first occur.

                           c) If the event that the participant's  employment is
terminated for cause, the unexercised portion of the Stock Option shall terminate immediately upon the giving of the notice of such termination. For purposes of this paragraph, "for cause" shall mean incompetence, gross negligence, insubordination, conviction of a felony or willful misconduct by the participant as determined in good faith by the Board of Directors of the Company, the Committee or the Board of Directors of the subsidiary of the Company by which the participant is employed. Nothing in this Plan or in any Stock Option granted pursuant to this Plan shall confer on any participant the right to continue in the employ of the Company or any of its subsidiaries, or interfere in any way with the right of the Company or any of its subsidiaries to terminate the participant's employment at any time.

                           d) In the event of the death of the participant,  the
participant's estate shall have the privilege of exercising any Stock Options not theretofore exercised by the participant, to the extent that the participant was entitled to exercise such rights on the date of the participant's death; but in such event, the period of time within which the purchase or exercise may be made shall be the earlier of (a) 180 days next succeeding the death of the participant or (b) the expiration of the term of the Stock Option.

                  8. Other  Provisions.  The award of any Stock Option under the
Plan may also be subject to such other provisions (whether or not applicable to any Stock Option awarded to any other participant) as the Committee determines appropriate, including without limitation, provisions for the installment purchase of Common Stock under Stock Options, provisions to assist the participant in financing the acquisition of Common Stock, provisions for the forfeiture of, or restrictions on resale or other disposition of shares acquired under any form of Stock Option, provisions for the acceleration of exercisability or vesting of Stock Options in the event of a change of control of the Company, provisions for the payment of the value of Stock Options to participants in the event of a change of control of the Company, provisions for the forfeiture of, or provisions to comply with federal and state securities laws, or understandings or conditions as to the participant's employment in addition to those specifically provided for under the Plan.

                  9. Fair Market Value. For purposes of this Plan and any Stock Options awarded hereunder, "Fair Market Value" shall be the average of the highest and lowest sale prices for the Company's Common Stock on the date of calculation (or on the last preceding trading date if the Company's Common Stock was not traded on the date of calculation) if the Company's Common Stock is readily tradable on a national securities exchange or other market system, and if the Company's Common Stock is not readily tradable, Fair Market Value shall mean the amount determined in good faith by the Committee as the fair market value of the Common Stock of the Company.

                  10. Withholding. All payments or distributions made pursuant to the Plan shall be net of any amounts required to be withheld pursuant to applicable federal, state and local tax withholding requirements. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the recipient to remit to it an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. The Committee may, in its discretion and subject to such rules as it may adopt, permit a participant to pay all or a portion of the federal, state and local withholding taxes arising in connection with the exercise of a Nonqualified Stock Option by election to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount to be withheld.

                  11. Tenure. A participant's right, if any, to continue to serve the Company or a subsidiary of the Company as an officer, director, employee, or otherwise, shall not be enlarged or otherwise affected by his designation as a participant under the Plan.

                  12. Duration, Amendment and Termination. No Stock Option shall be granted more than ten years after the date of the approval of the Plan by the stockholders of the Company, provided, however, that the terms and conditions applicable to any Stock Option granted prior to such date may thereafter be amended or modified by mutual agreement between the Company and the participant or such other persons as may then have an interest therein. Also, by mutual agreement between the Company and a participant hereunder or under any other present or future plan of the Company, Stock Options may be granted to such participant in substitution and exchange for, and in cancellation of, any Stock Options previously granted such participant under the Plan, or any other present or future plan of the Company. The Board of Directors may amend the Plan from time to time or terminate the Plan at any time. However, no action authorized by this paragraph shall reduce the amount of any existing Stock Option or change the terms and conditions thereof without the participant's consent. No amendment of the Plan shall, without approval of the stockholders of the Company, (i) materially increase the total number of shares which may be issued under the Plan; (ii) materially increase the amount or type of Stock Options that may be granted under the Plan; (iii) materially modify the requirements as to eligibility for Stock Options under the Plan; (iv) result in any member of the Committee losing his or her status as a disinterested person under Rule 16b-3 under the 1934 Act; or (vi) extend the term of this Plan.

                  13. Governing Law. The Plan, Stock Options granted hereunder and action taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

                  14. Government Regulations. The Plan and the grant and exercise of Stock Options hereunder, and the obligation of the Company to sell and deliver shares under such Benefits, shall be subject to all applicable laws, rules and regulations, including without limitation all applicable federal and state securities laws.

                  15. Stockholder Approval. The Plan was adopted by the Board of Directors of the Company on May 25, 1995. The Plan and any Stock Options granted thereunder shall be null and void if stockholder approval is not obtained within twelve (12) months of the adoption of the Plan by the Board of Directors.

                                                                      Appendix B
                                  FORM OF PROXY
                              POORE BROTHERS, INC.
                           2664 SOUTH LITCHFIELD ROAD
                             GOODYEAR, ARIZONA 85338

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Eric J. Kufel and Thomas W. Freeze, and each of them, with full power of substitution, as proxies of the undersigned to vote all shares of common stock, par value $.01 per share, of Poore Brothers, Inc. (the "Company") held of record by the undersigned on April 28, 1997, at an Annual Meeting of Stockholders of the Company to be held on June 12, 1997 or any adjournment of postponement thereof (the "Annual Meeting"), on the matters set forth on the reverse side of this Proxy, and, in their discretion, upon all matters incident to the conduct of the Annual Meeting and upon such other matters as may properly be brought before the Annual Meeting. This proxy revokes all prior proxies given by the undersigned.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR approval of Proposals 1 and 2.

Receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement, dated April 29, 1997, is hereby acknowledged.

                           (CONTINUED ON REVERSE SIDE)

                          (CONTINUED FROM REVERSE SIDE)

1.   ELECTION OF DIRECTORS

     FOR all nominees listed at right: ___        Nominees:  Marks  S.  Howells,
     WITHHELD all nominees listed at right: ___   Eric  J.  Kufel,   Jeffrey  J.
                                                  Puglisi,   Parris  H.  Holmes,
                                                  Jr., Robert C. Pearson,  Aaron
                                                  M. Shenkman

     FOR, except vote withheld from the following nominee(s):

     _____________________________________________________________


2. TO APPROVE AN AMENDMENT TO THE COMPANY'S STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE THEREUNDER BY 500,000 SHARES, FROM 1,000,000 TO 1,500,000.

     FOR: ___
     AGAINST: ___
     ABSTAIN: ___


3. TO CONSIDER AND ACT UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

PLEASE MARK BOXES IN BLUE OR BLACK INK.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

         _______________________________________
         Name (please print)

         _______________________________________
         Name of Corporation (if applicable)

         (By)___________________________________    (Date)___________, 1997
         Signature

Note: Please sign exactly as name appears on stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partner, please sign in partnership name by authorized person.
                                       24